UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 15, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously reported, on August 30, 2016, a subsidiary of Diamond Offshore Drilling, Inc. (the “Company”) received notice of termination from Petróleo Brasileiro S.A. (“Petrobras”) of its drilling contract on the Ocean Valor. The drilling contract was originally estimated to conclude in accordance with its terms in October 2018. The Company does not believe that Petrobras had a valid or lawful basis for terminating the contract. Accordingly, on August 31, 2016, the subsidiary of the Company filed a lawsuit against Petrobras in the 17th Lower Court of Rio de Janeiro Central District, claiming that Petrobras’ purported termination of the contract was unlawful and asking the court to order Petrobras to continue to comply with its obligations under the contract and to pay monetary damages for its unlawful termination.

On September 13, 2016, the presiding judge in the case issued a preliminary injunction, suspending Petrobras’ termination of the contract and ordering that the contract remain in effect until the end of the contract term or further court order. As a result of the injunction, the contract remained in effect and was not terminated. On October 4, 2016, Petrobras filed an appeal, requesting that the injunction order be overturned. On March 15, 2017, the presiding panel of appellate judges ruled unanimously against Petrobras’ appeal and upheld the injunction. As a result of the favorable ruling, the injunction and the Ocean Valor contract each remain in effect. Petrobras has the right to seek to appeal the ruling to the Superior Court of Justice.

The information contained in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements made in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements may include, but are not limited to, statements regarding the future term and related earnings of the Ocean Valor drilling contract; the enforcement of rights under the Ocean Valor contract; and the ultimate outcome of litigation. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel
and Secretary

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